Exhibit 99.3

VOTING AGREEMENT

VOTING AGREEMENT, dated as of May [    ], 2012 (this “Agreement”), by and among R.R. Donnelley & Sons Company, a Delaware corporation (“Parent”), Bain Capital Venture Integral Investors, LLC (the “Stockholder”), and Edgar Online, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, Parent, Leo Acquisition Sub, Inc., a newly-formed Delaware corporation that is wholly-owned by Parent (“Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”) pursuant to which Sub will be merged with and into the Company (the “Merger”) and each outstanding share of Company Common Stock, Series B Preferred Stock and Series C Preferred Stock will be converted into the right to receive the applicable merger consideration specified therein (the Company Common Stock, the Series B Preferred Stock and Series C Preferred Stock are collectively referred to as the “Company Stock”)

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner, in the aggregate, of 120,000 outstanding shares of the Series B Preferred Stock; and

WHEREAS, as a material inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing); provided further that Stockholder shall not be deemed to be the Beneficial Owner of any shares of Company Stock that are Beneficially Owned by any Portfolio Company, unless and until Stockholder Transfers any shares that previously to such Transfer were Covered Shares to such Portfolio Company, or directs such Portfolio Company to acquire, vote or take any action by written consent with respect to shares that previously were Covered Shares. The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.

“Covered Shares” means, with respect to the Stockholder, the Stockholder’s Existing Shares, together with any shares of Company Stock or other voting capital stock of the Company that the Stockholder acquires Beneficial Ownership of on or after the date hereof.

“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), excluding restrictions under securities laws.

“Existing Shares” means, with respect to the Stockholder, the number of shares of Company Stock Beneficially Owned and/or of record by the Stockholder, as set forth in the recitals.

“Portfolio Company” means, with respect to Stockholder, any Person that is an operating company or a direct or indirect holding company parent of such an operating company in which Stockholder or any of its Affiliates has made an investment and any direct or indirect Subsidiary of any such operating company.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (including by merger (including by conversion into securities or other consideration) or by tendering into any tender or exchange offer), or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (including by merger or by tendering into any tender or exchange offer).

ARTICLE II

VOTING

2.1. Agreement to Vote.

(a) Subject to the terms of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Company

Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company, the Stockholder shall, in each case, to the fullest extent that such matters are submitted for the vote or written consent of the Stockholder and that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear at each such meeting or otherwise cause the Covered Shares as to which the Stockholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Stockholder controls the right to vote (A) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof that would not reasonably be expected to adversely affect Stockholder or the Company (it being understood and agreed that neither the consummation of the Merger nor the failure to enter into any agreement with respect to, or to consummate any transaction contemplated by, any Acquisition Proposal shall be deemed to adversely affect Stockholder or the Company), as reasonably requested by Parent, submitted for the vote or written consent of stockholders; (B) against any action or agreement submitted for the vote or written consent of stockholders of the Company that the Stockholder has actual knowledge is in opposition to, or competitive or inconsistent with, the Merger; (C) against any Acquisition Proposal; and (D) to the extent reasonably requested by Parent with respect to any Adverse Proposal (as defined below), against any other action, agreement or transaction submitted for the vote or written consent of stockholders of the Company that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the consummation of the Merger (each, an “Adverse Proposal”).

Any such vote shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present. This Section 2.1(a) shall not require the Stockholder to exercise any warrants or options (if any) to acquire capital stock of the Company. Stockholder shall provide Parent with at least five business days’ prior written notice prior to signing any action proposed to be taken by written consent with respect to any Covered Shares; provided that Stockholder shall have no liability for any failure to provide such notice if Parent would not have had the right to request a vote in favor of such action pursuant to Section 2.1(a)(ii)(A) above or against such proposal pursuant to Section 2.1(a)(ii)(D) above.

(b) Subject to the remainder of this Section 2.1(b), the obligations of the Stockholder under this Agreement, including, without limitation, this Article II shall apply whether or not an Adverse Recommendation Change has been effected. If the Company Board has effected (and not withdrawn) an Adverse Recommendation Change in accordance with the Merger Agreement, then the obligation of the Stockholder to vote the Covered Shares as to which the Stockholder controls the right to vote in the manner set forth in Section 2.1(a) shall be modified such that (x) the Stockholder, together with the other stockholders of the Company entering into substantially similar voting agreements with Parent on the date hereof (the “Other Voting Agreements”), shall collectively vote an aggregate number of Covered Shares (for this purpose meaning Covered Shares as defined herein together with Covered Shares as defined in the Other Voting Agreements) equal to thirty percent (30%) of the total voting power of the outstanding capital stock of the Company as of the date on which such vote is taken with respect to any of the matters described in Section 2.1(a) (the “Section 2.1(a) Matters”) , and the number of Covered Shares subject to this Agreement and all Other Voting and Support Agreements shall be reduced on a pro rata basis in accordance with the number of votes the Stockholder and each other such stockholder is entitled to cast, provided, however, in no event will this Section (b)(x) increase the obligation of the Stockholder, and (y) the Stockholder, in his, her, or its sole discretion, shall be entitled to vote all of the Stockholder’s remaining Covered Shares in any manner the Stockholder chooses. In such event, the Stockholder shall have the right to substitute the proxy delivered pursuant to Section 2.3 with a new proxy that is the same in all respects except that the number of Covered Shares subject to such proxy has been reduced as contemplated by this Section 2.1(b).

(c) The Stockholder shall not challenge the validity of the Preferred Stock Written Consent or take any action that Stockholder knows would cause the Preferred Stock Written Consent to become invalid.

2.2. No Inconsistent Agreements. The Stockholder hereby covenants and agrees that it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares with respect to any Section 2.1(a) Matters, (b) has not granted, and shall not grant at any time while this Agreement remains in effect (except pursuant to Section 2.3), a proxy, consent or power of attorney with respect to the Covered Shares with respect to any of the Section 2.1(a) Matters and (c) has not taken and shall not take any action that Stockholder knew or knows would have the effect of preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

2.3. Proxy. Without in any way limiting the Stockholder’s right to vote the Covered Shares in its sole discretion on (i) any matters other than the Section 2.1(a) Matters that may be submitted to a stockholder vote, consent or other approval or (ii) any 2.1(a) Matter to the extent permitted by Section 2.1(b), the Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Daniel Leib and Jennifer Reiners, pursuant to a proxy to be delivered to Parent substantially in the form attached hereto as Annex A, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such officer of Parent, and any other Person designated in writing by Parent (collectively, the “Grantees”), each of them individually, with full power of substitution, to vote or execute written consents with respect to the Covered Shares as to which the Stockholder controls the right to vote in accordance with Section 2.1 and, in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meeting of the stockholders of the Company at which any of the Section 2.1(a) Matters was to be considered. This proxy is coupled with an interest and shall be irrevocable until the termination of this Agreement in accordance with its terms, in which event this proxy shall automatically be revoked without any further action by any party. The Stockholder, at Parent’s expense (if other than de minimis legal expenses) and at Parent’s reasonable request, will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy, and Stockholder hereby revokes any proxy previously granted by it with respect to the Covered Shares with respect to any of the Section

2.1(a) Matters. So long as the proxy granted under this Section 2.3 is a valid uncontested proxy that is effective to deliver the votes of the covered Shares, the Stockholder shall be deemed to be fulfilling its obligations under Section 2.1(a). Stockholder shall promptly notify Parent in writing if it believes the proxy granted under this Section 2.3 is not valid, or if Stockholder is aware that any Person has challenged or contested the validity or effectiveness of this proxy. If Parent believes that such proxy is not a valid proxy or if Parent otherwise does not wish to utilize the proxy, Parent may notify the Stockholder in writing requesting that the Stockholder vote or provide a consent required by Section 2.1 (a “Vote Request”). Notwithstanding anything to the contrary herein, unless Parent makes a Vote Request at least two Business Days in advance of any meeting of the stockholders of the Company or the date on which any action by stockholders of the Company by written consent is proposed to be taken (provided that Stockholder has complied with its obligations under the last sentence of Section 2.1(a) with respect to such consent), Stockholder shall have no obligation under Section 2.1 with respect to such meeting or consent (though Stockholder will not be entitled to vote such Covered Shares at such meeting or provide such written consent with respect to the Covered Shares in a manner inconsistent with Section 2.1). If Parent makes a Vote Request with respect to any meeting or consent, the proxy described above shall not be effective and shall have no force or authority with respect to such meeting or consent unless and until such time as the Stockholder either (x) appears at such meeting of the stockholders, or any adjournment or postponement thereof, and attempts to vote any of the Covered Shares or provide any written consent in a manner not consistent with Section 2.1 or (y) fails to appear or vote at any such meeting or any such adjournment or postponement or fails to provide a written consent otherwise required.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(a) Organization; Authorization; Validity of Agreement; Necessary Action . The Stockholder is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation. The Stockholder has requisite power and authority under the Delaware Limited Liability Company Act and its organizational documents to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Stockholder of this Agreement and the performance by it of its obligations hereunder have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder or any stockholder thereof are necessary to authorize the execution and delivery by it of this Agreement or the performance by it of its obligations hereunder. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms, subject to Enforceability Exceptions.

(b) Ownership. The Stockholder’s Existing Shares are, and from the date hereof through and on the Closing will be, Beneficially Owned and owned of record by the Stockholder. Any Covered Shares acquired by the Stockholder after the date hereof will be

Beneficially Owned by the Stockholder. As of the date hereof, the Stockholder’s Existing Shares constitute all of the shares of Company Stock Beneficially Owned or owned of record by the Stockholder. The Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sufficient rights and powers (i) over the voting and disposition of the Covered Shares and (ii) to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Covered Shares, with no other limitations, qualifications or restrictions on such rights, subject to the terms of this Agreement.

(c) No Violation. The execution, delivery and performance of this Agreement by the Stockholder does not and will not (whether with or without notice or lapse of time, or both) (i) violate any provision of the certificate of formation or bylaws or other comparable governing documents, as applicable, of the Stockholder, (ii) result in a Violation under any Contract to which the Stockholder is a party or by which it is bound or (iii) violate any Requirements of Law applicable to the Stockholder or by which any of the Stockholder’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair the ability of the Stockholder to perform its obligations under this Agreement.

(d) Consents and Approvals. Other than compliance with applicable securities laws and Requirements of Laws relating to competition (including any filing under the HSR Act), the execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, impair the ability of the Stockholder to perform its obligations under this Agreement.

(e) Absence of Litigation. As of the date hereof, to the Stockholder’s knowledge, there is no Legal Proceeding pending or threatened against the Stockholder before or by any Governmental Entity that would impair the ability of the Stockholder to perform its obligations under this Agreement.

(f) Reliance by Parent and Sub. The Stockholder understands and acknowledges that Parent and Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder contained herein.

3.2. Representations and Warranties of the Parent. Parent hereby represents and warrants to Stockholder as follows:

(a) Organization; Authorization; Validity of Agreement; Necessary Action. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent has requisite corporate power and authority to execute and deliver this Agreement and Parent and Sub have requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and the performance by it of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent or any stockholder thereof are necessary to authorize the execution and delivery by it of this Agreement or the performance by it of its obligations hereunder. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Parent, enforceable against it in accordance with its terms, subject to Enforceability Exceptions.

(b) No Violation. The execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby by Parent and Sub does not and will not (whether with or without notice or lapse of time, or both) (i) violate any provision of the certificate of incorporation or bylaws of Parent or Sub, (ii) result in a Violation under any Contract to which Parent or Sub is a party or by which it is bound or (iii) violate any Requirements of Law applicable to Parent or Sub or by which any of Parent’s or Sub’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair the ability of Parent or Sub to consummate the transactions contemplated hereby.

(c) Consents and Approvals. Other than compliance with applicable securities laws and Requirements of Laws relating to competition (including any filing under the HSR Act), the execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the consummation by Parent and Sub of the transactions contemplated hereby will not, require Parent or Sub to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, impair the ability of Parent or Sub to perform its obligations under this Agreement.

(d) Absence of Litigation. As of the date hereof, to Parent’s knowledge, there is no Legal Proceeding pending or threatened against Parent or Sub before or by any Governmental Entity that would impair the ability of Parent or Sub to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

(e) Available Funds. Assuming the accuracy of the Company’s representations and warranties in Section 4.5 of the Merger Agreement and the compliance by the Company with its covenants in Section 6.2 of the Merger Agreement, Parent has available, or as of the Effective Time will have available, sufficient funds necessary for the payment of the aggregate Merger Consideration.

(f) Reliance by Stockholder. Parent understands and acknowledges that Stockholder is entering into this Agreement in reliance upon Parent’s execution and delivery of this Agreement and the representations and warranties of Parent contained herein.

ARTICLE IV

OTHER COVENANTS

4.1. Prohibition on Transfers, Other Actions. The Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein (including by tendering into another tender or exchange offer); (ii) enter into any agreement, arrangement or understanding with any Person (other than Parent or Sub), or take any other action, that the Stockholder has actual knowledge would prevent or disable the Stockholder from performing its obligations under this Agreement; or (iii) take any action that the Stockholder has actual knowledge would result in Stockholder not having the legal power, authority and right to comply with and perform its covenants under this Agreement. Notwithstanding anything to the contrary in this Agreement, (i) the Stockholder may Transfer any or all of the Covered Shares to any Affiliates (other than a Portfolio Company); provided, that prior to and as a condition to the effectiveness of such Transfer, such Affiliate to whom any of such Covered Shares are or may be transferred shall have executed and delivered to the Parent a written agreement in form and substance reasonably satisfactory to Parent pursuant to which such Affiliate shall be bound by all of the terms and provisions of this Agreement and shall have agreed to hold such Covered Shares subject to all of the terms and provisions of this Agreement; provided, further, that, no assignment shall relieve any Stockholder from liability for any failure to perform its obligations under this Agreement, and Stockholder shall be liable for any breach of this Agreement by any assignee hereof or transferee of any Covered Shares, (ii) Stockholder shall not be prohibited from Transferring any shares of Company Stock by merger or consolidation if Stockholder is the surviving entity in such merger or consolidation, or if the surviving entity expressly assumes Stockholder’s obligations under this Agreement and (iii) Stockholder shall not be prohibited from Transferring any interests in any Portfolio Company. Any Transfer in violation of this provision shall be void. The Stockholder shall not convert any shares of Preferred Stock into Company Common Stock.

4.2. Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Company Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3. No Solicitation. The Stockholder hereby agrees that during the term of this Agreement, it shall not, it shall use reasonable best efforts to cause its controlled Affiliates (other than Portfolio Companies) to not, it shall direct its Representatives to not, and, if it becomes aware that any of its other Affiliates is taking or proposes to take any of the following actions, it shall direct such Affiliates to not: (i) solicit, initiate, or knowingly encourage or knowingly induce or knowingly facilitate the making, submission or announcement of any inquiries or the making of any proposal or offer constituting, related to or that could reasonably be expected to lead to an Acquisition Proposal, (ii) make or participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of Company Stock in connection with any vote or other action on any of the Section 2.1(a)

Matters, other than to recommend that stockholders of the Company vote in favor of the adoption of the Merger Agreement, (iii) furnish any non-public information regarding the Company or the Company Subsidiaries to any Person (other than Parent and Parent’s or the Company’s Representatives acting in their capacity as such) in connection with or in response to an Acquisition Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal, (iv) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal (other than to state that they currently are not permitted to have discussions), (v) approve, endorse, submit for the consideration of the stockholders of the Company or recommend any Acquisition Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal, (vi) make or authorize any public statement, recommendation or solicitation in support of any Acquisition Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal or (vii) enter into any letter of intent or agreement in principle or any Contract providing for, relating to or in connection with any Acquisition Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal. Immediately following the execution hereof, the Stockholder shall, it shall use reasonable best efforts to cause its controlled Affiliates (other than Portfolio Companies) to, and it shall direct its Representatives to (A) immediately cease all existing discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, or any proposal, inquiry or offer that would reasonably likely be expected to lead to an Acquisition Proposal, and (B) request the prompt return or destruction of all confidential information previously furnished by it or on its behalf. For avoidance of doubt, the Stockholder shall have no obligation with respect to and shall have no responsibility hereunder with respect to any action taken or omission by the Company or any Subsidiary of the Company or any of their respective Representatives.

4.4. Written Consent. Stockholder shall, immediately following the execution of the Merger Agreement, execute and deliver to the Company and Parent the Preferred Stock Written Consent.

4.5. Notice of Acquisitions; Proposals Regarding Prohibited Transactions. The Stockholder hereby agrees to notify Parent in writing as promptly as practicable (and in any event within one business day following such acquisition by the Stockholder) of the number of any additional shares of Company Stock or other securities of the Company of which the Stockholder acquires Beneficial Ownership on or after the date hereof.

4.6. Release. From and after the Effective Time, the Stockholder finally and forever releases Parent and the Company, and their respective successors, assigns, officers, directors, employees and all affiliates and Subsidiaries, past and present, of Parent and the Company (the “Releases”) from each and every agreement, commitment, indebtedness, obligation and claim of every nature and kind whatsoever, known or unknown, suspected or unsuspected (each, a “Claim” and collectively, the “Claims”) that has arisen or arises directly out of the Stockholder’s interest as a stockholder of the Company or any of its Subsidiaries; except with respect to any such Claims arising against Parent under this Agreement and the transactions contemplated hereby or against Company under this Agreement.

4.7. Waiver of Appraisal Rights. The Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that the Stockholder may have (whether under applicable Requirements of Law or otherwise) or could potentially have or acquire in connection with the Merger.

4.8. Further Assurances. From time to time, at Parent’s reasonable request and (if other than de minimis legal expenses) expense, the Stockholder shall execute and deliver such additional documents and take all such further reasonable action as may be necessary to effectuate the intent of this Agreement.

4.9. Disclosure. Neither Parent, the Company nor the Stockholder will issue any press release or make any other public statement, and shall not authorize or permit any of its Subsidiaries or Affiliates or any of its or their Representatives to issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement or any of the transactions contemplated by the Merger Agreement or this Agreement without the prior written consent of the other parties hereto (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by Requirements of Law or by any listing requirement with The NASDAQ Stock Market, including any filings required under the Securities Act or the Exchange Act. For the avoidance of doubt, Stockholder shall have no responsibility or liability under this Section 4.9 or otherwise under this Agreement for any action taken or omission by the Company or any Subsidiary of the Company or any of their respective Representatives.

ARTICLE V

MISCELLANEOUS

5.1. Termination. This Agreement shall remain in effect until the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the effectiveness of any Fundamental Amendment effected without the prior written consent of the Stockholder. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for willful breach of this Agreement. “Fundamental Amendment” means the execution by the Company, Parent and Sub of an amendment to, or waiver by the Company, Parent or Sub of any provision of, the Merger Agreement that would reasonably be expected to reduce the amount, materially delay receipt by Stockholder, or change the form of, Stockholder’s share of the Merger Consideration.

5.2. Legends; Stop Transfer Order. In furtherance of this Agreement, the Stockholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Covered Shares held of record by the Stockholder to prohibit Transfers in violation of the terms of Section 4.1. The Company agrees that as promptly as practicable after the date of this Agreement it shall give such stop transfer instructions to the transfer agent for the Company Stock to prohibit Transfers in violation of the terms of Section 4. The Company agrees that, (i) if this Agreement is terminated in accordance with Section 5.1, then, promptly following the termination of this Agreement or (ii) immediately following the Closing (and in any event within such time as would not delay receipt by the Stockholder of the Merger Consideration), the Company will cause any stop transfer instructions imposed pursuant to this Section 5.2 to be lifted.

5.3. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares, except as otherwise provided herein. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.4. Notices.

(a) Any notices or other communications required or permitted hereunder shall be in writing and shall be sufficiently given (and shall be deemed to have been duly given upon receipt) if sent by overnight mail, registered mail or certified mail, postage prepaid, or by hand, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	if to Parent, to:

with a copy to:

Sidley Austin LLP

1 South Dearborn Street

Chicago, IL 60603

Fax: (312) 853-7036

Attention: Scott R. Williams

(ii)	if to the Company, to:

11200 Rockville Pike, Suite 310

Rockville, MD 20852

Fax :

Attention:

with a copy to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Fax : (215) 963-5001

Attention: Justin W. Chairman

(iii)	if to the Stockholder, to:

with a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Fax : (617) 951-7050

Attention: Joel F. Freedman

(b) A copy of all notices and other communications from Parent or Sub to the Company (and vice versa) under the Merger Agreement shall be sent at the same time to the Stockholder at the above address, with a copy to its counsel at the above address, and the provisions of this Section 5.4 shall apply to such notices and communications; provided that no failure to provide such notice to the Stockholder shall relieve the Stockholder of its obligations under this Agreement.

5.5. Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is the product of negotiation by the parties having the assistance of counsel and other advisers. It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the others.

5.6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one instrument binding on the parties, notwithstanding that all the parties are not signatories to the original or the same counterpart.

5.7. Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, among the parties or any of them with respect to the subject matter hereof, and there are no representations, understandings or agreements relating to the subject matter hereof that are not fully expressed in this Agreement and the documents and instruments executed and delivered in connection herewith.

5.8. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Requirements of Law of any jurisdiction other than the State of Delaware. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware (and any appellate court of the State of Delaware) and the Federal courts of the United States of America located in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable Law, that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(b) Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Action arising out of or relating to this Agreement. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Action, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 5.8.

5.9. Amendment; Waiver; Expenses.

(a) This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to Parent, the Company and the Stockholder.

(b) The Company agrees that it is solely responsible for, and will promptly upon request from Stockholder from time to time, reimburse the Stockholder for up to an aggregate of $25,000 of Stockholder’s documented costs and expenses (including all reasonable fees and expenses of counsel) incurred by the Stockholder directly or indirectly, in connection with this Agreement and the transactions contemplated hereby, including any litigation in connection therewith. Stockholder shall be responsible for all of its other expenses, and shall not seek reimbursement from the Company with respect thereto.

5.10. Remedies. Each of the parties hereto acknowledges and agrees that (a) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the other parties hereto and (b) the other parties hereto would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by other parties hereto without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof, which rights shall be cumulative and in addition to any other remedy to which the parties hereto may be entitled hereunder or at law or equity.

5.11. Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance, shall be declared judicially to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable and that achieves the same objective.

5.12. Successors and Assigns; Third Party Beneficiaries. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.13. Stockholder Capacity. The restrictions and covenants of the Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by the Stockholder of this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

R.R. DONNELLEY & SONS COMPANY

By:
Name:
Title:

[STOCKHOLDER]

By:
Name:
Title:

EDGAR ONLINE, INC.

By:
Name:
Title:

ANNEX A

IRREVOCABLE PROXY

Dated as of [    ], 2012

The undersigned Stockholder (the “Stockholder”) of Edgar Online, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Daniel Leib and Jennifer Reiners, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the Covered Shares (as defined in the Voting Agreement referred to below), in accordance with the terms of this Proxy. The Covered Shares beneficially owned by the Stockholder as of the date of this Proxy are listed on the signature page of this Proxy, along with the number(s) of the stock certificate(s) representing such Covered Shares. Upon the Stockholder’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Covered Shares are hereby revoked and terminated, and the Stockholder agrees not to grant any subsequent proxies with respect to the Covered Shares inconsistent with its obligations under the Voting Agreement, with respect to any of the matters referred to in any of clauses (a) through (c) below until after the Expiration Time (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith (the “Voting Agreement”) by and among R.R. Donnelley & Sons Company, a Delaware corporation (“Parent”), the Company and the undersigned Stockholder of the Company, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the “Merger Agreement”) by and among Parent, Leo Acquisition Sub, Inc., a Delaware corporation (“Sub”), and the Company. The Merger Agreement provides that Sub will merge with and into the Company (the “Merger”) and the Stockholder will be entitled to receive the merger consideration specified therein. The term “Expiration Time”, as used in this Proxy, shall mean the earliest to occur of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the termination of the Voting Agreement in accordance with its terms.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the Stockholder, at any time prior to the Expiration Time, to act as the Stockholder’s attorney and proxy to vote all of the Covered Shares (or such lesser number of Covered Shares provided for in Section 2.1(b) of the Voting Agreement to the extent such Section is then applicable), and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Covered Shares, or such lesser number of Covered Shares provided for in Section 2.1(b) of the Voting Agreement to the extent such Section is then applicable, (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of the Company (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting: (a) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof that would not reasonably be expected to adversely affect the Stockholder or the Company (it being understood and agreed that neither the consummation of the Merger nor the failure to enter into any agreement with respect to, or to consummate any transaction contemplated by, any Acquisition Proposal (as defined in the Merger Agreement) shall be deemed to adversely affect Stockholder or the Company), as reasonably requested by Parent, submitted for the vote or written consent of stockholders;

(b) against any action or agreement submitted for the vote or written consent of stockholders of the Company that the Stockholder has actual knowledge is in opposition to, or competitive or inconsistent with, the Merger; and

(c) against any Acquisition Proposal; and to the extent reasonably requested by Parent with respect to any Adverse Proposal (as defined below), against any other action, agreement or transaction submitted for the vote or written consent of stockholders of the Company that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the consummation of the Merger (each, an “Adverse Proposal”)

Any term or provision of this Proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Stockholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

The restrictions and covenants of the Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by the Stockholder of this Proxy.

Any obligation of the Stockholder hereunder shall be binding upon the successors and assigns of the Stockholder.

5.14. This Proxy shall terminate, and be of no further force and effect, automatically upon the earliest to occur of (i) the Expiration Time and (iii) with respect to any particular vote or consent, upon the delivery by Parent to Stockholder of a Vote Request with respect thereto.

[signature page follows]

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Stockholder has caused this Irrevocable Proxy to be duly executed as of the day and year first above written.

[STOCKHOLDER]

By:
Name:
Title:

NUMBER OF OUTSTANDING SHARES OF COMPANY STOCK BENEFICIALLY OWNED (AS DEFINED IN THE VOTING AGREEMENT) BY THE STOCKHOLDER AS OF THE DATE HEREOF:

NUMBER OF OUTSTANDING SHARES OF COMPANY STOCK OWNED OF RECORD BY THE STOCKHOLDER AS OF THE DATE HEREOF

Stockholder Address:	with a copy to: